ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF FEBRUARY 1, 1999 SUPERIOR BANK - FSB SERVICING DIVISION
         REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-1
              GROUP 1 FOR DECEMBER 27, 1999, THE REMITTANCE DATE.

                           DUE PERIOD ENDED: DECEMBER 1, 1999
----------------------------------------------------------------------------
   1 Total Actual Principal Collections                         4,018,034.65
   2 Total Permanent Buydown Companion Principal                   13,578.84
   3 Total Actual Interest Collections                          2,007,671.36
   4 Less Service Fees Service Fees Previously Remitted           123,021.24
   5 Additional Proceeds
                                                            ----------------
   6     Total Collections:                                     5,916,263.61

     Monthly Advances

   7 Interest Advance                                             233,233.80
   8 Compensating Interest                                         16,657.55
   9 Amounts Held for Future Distributions                              0.00
  10 Cross Collateral Deposit                                           0.00
  11 Reserve Withdrawal per Sec. 6.14c                                  0.00
                                                            ----------------
  12     Available Remittance Amount:                           6,166,154.96

  13 Expense Account Deposit:                                       2,004.14
                                                            ----------------
  14     Adjusted Remittance Amount:                            6,164,150.82

     Remaining Amount Available:

  15     Adjusted Remittance Amount                             6,164,150.82
  16     Insured Payments                                               0.00
         Monthly Premium @ 20 bp
  17         due Certificate Insurer                               40,079.54
  18     Cross Collateral Withdrawal                                    0.00
  19     Class Remittance Amounts                               6,124,071.28
         Non-Recoverable Advances not
  20         Previously Reimbursed                                      0.00
                                                            ----------------
  21 Total Remaining Amount Available:                                  0.00
                                                            ================

     Amount of Reimbursements Pursuant to Sec. 5.04
  22     Servicing Fee                                                232.66
  23     Monthly Advances and Servicer Advances                     5,228.25
  24     Other Mortgage Payments                                        0.00
  25     Interest Earned on P&I Deposits                                0.00
  26     Additional Servicing Compensation                              0.00
----------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF FEBRUARY 1, 1999 SUPERIOR BANK - FSB SERVICING DIVISION
         REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-1
              GROUP 1 FOR DECEMBER 27, 1999, THE REMITTANCE DATE.

                           DUE PERIOD ENDED: DECEMBER 1, 1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL                        CLASS 1A         CLASS R
                                                                     -----                        --------         -------
  27 Loans Outstanding - BOM                                                4240
  28 Original Loan Balance                                        255,093,607.61             255,093,607.61
  29 Original Permanent Buydown Companion Loan Balance                773,210.97                 773,210.97
  30 Additional Principal Reduction, LTD                           11,312,294.03              11,312,294.03
  31 Realized Losses, LTD                                              20,065.31                  20,065.31
  32 Permanent Buydown Companion Loan Losses, LTD                           0.00                       0.00
  33 Carryforward Amount                                                    0.00                       0.00
  34 Aggregate Unpaid Principal Balance of Delinquent
        Loans Repurchased per Sec. 5.11                                     0.00                       0.00

                                                             ---- -----------------------------------------------------------------
  35 Total Class Principal Balance                                244,574,589.86             244,574,589.86
  36      Pool Factor per Loan Balance                               92.7613119%                92.7613119%
  37      Pool Factor per Class Balance                              88.9362145%                88.9362145%
  38 Excess Spread                                                          0.00                                        0.00
  39 Cross Collateral Withdrawal                                            0.00                                        0.00
  40 Cross Collateral Deposit                                               0.00                       0.00
  41 Additional Principal due Class A                                 814,343.25                 814,343.25
  42 Interest Remittance @ Pass-Through Rates                       1,278,114.54               1,278,114.54

     PRINCIPAL REDUCTIONS:

  43           Prepayments - Number                                           63                         63
  44           Prepayments - Dollar                                 3,638,030.00               3,638,030.00
  45           Delinquent Loans Repurchased - Number                           0                       0.00
  46           Delinquent Loans Repurchased - Dollar                        0.00                       0.00
  47           Net Liquidation Proceeds                                     0.00                       0.00
  48           Curtailments                                            98,688.39                  98,688.39
  49           Normal and Excess Payments                             281,316.26                 281,316.26
  50 Permanent Buydown Companion Principal                             13,578.84                  13,578.84
                                                             ----------------------------------------------------------------------
  51 Total Principal Remittance                                     4,031,613.49               4,031,613.49
  52 Additional Principal Reduction                                   814,343.25                 814,343.25
                                                             ----------------------------------------------------------------------
  53 Total Remittance                                               6,124,071.28                6,124,071.28            0.00
                                                             ======================================================================
  54 Current Month Realized Loss - Number                                      2                                           2
  55 Current Month Realized Loss - Dollar                              45,700.00                                   45,700.00
  56 Current Month Permanent Buydown Companion Loan
            Realized Loss - Dollar                                          0.00                                        0.00

     CLASS PRINCIPAL BALANCE - EOM

  57 Loans Outstanding - EOM                                                4175
  58 Closing Loan Balance                                         251,029,872.96             251,029,872.96
  59 Closing Permanent Buydown Companion Loan Balance                 759,632.13                 759,632.13
  60 Additional Principal Reduction, LTD                           12,126,637.28              12,126,637.28
  61 Realized losses, LTD                                              65,765.31                  65,765.31
  62 Permanent Buydown Companion Loan Losses, LTD                           0.00
  63 Aggregate Unpaid Principal Balance of Delinquent
        Loans Repurchased per Sec. 5.11                                     0.00                       0.00
                                                                  -----------------------------------------------------------------
  64 Total Class Principal Balance                                239,728,633.12             239,728,633.12
  65      Pool Factor per Loan Balance                               91.2835902%                91.2835902%
  66      Pool Factor per Class Balance                              87.1740484%                87.1740484%
-----------------------------------------------------------------------------------------------------------------------------------



                                                           Page 2 of 4


                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF FEBRUARY 1, 1999 SUPERIOR BANK - FSB SERVICING DIVISION
         REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-1
              GROUP 1 FOR DECEMBER 27, 1999, THE REMITTANCE DATE.

                           DUE PERIOD ENDED: DECEMBER 1, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                         TOTAL             CLASS A-1
                                                                         -----             ---------

  67 Weighted Note Rate - THIS Remittance                              10.69277%
  68 Weighted Note Rate - NEXT Remittance                              10.68164%

  69 Related Remittance Period for Libor Rate                          26-Nov-99            thru                26-Dec-99
  70 Days in Related Period                                               31
  71 Pass-Through Rates                                                                    6.06875%

  72 Weighted Average Remaining Term                                  244.02

  73 Original Pool - Principal Balance                            168,415,194.04        168,415,194.04
  74 Original Pool - Permanent Buydown Companion Balance              907,775.49            907,775.49
  75 Original Pool - Pre-Funding Account                          108,384,000.73        108,384,000.73
  76 Original Pool - Additional Principal Reduction                 2,706,970.26          2,706,970.26
                                                                  -----------------------------------------------------------------
  77 Original Pool Total                                          275,000,000.00        275,000,000.00
  78 Original Pool - Number of Loans                                 2782

-----------------------------------------------------------------------------------------------------------------------------------

     CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                                                   Beg. of Month          Current Month        End of Month
                                                                  -----------------------------------------------------------------
  79 Additional Principal Reduction, LTD                           11,312,294.07            814,343.25         12,126,637.32
  80 Cross Collateral Deposits                                              0.00                  0.00                  0.00
  81 Realized Losses, LTD                                              20,065.31             45,700.00             65,765.31
  82 Permanent Buydown Companion Loan Losses, LTD                           0.00                  0.00                  0.00
                                                                  -----------------------------------------------------------------
  83 Overcollateralization of Principal                            11,292,228.76            814,343.25         12,060,872.01
                                                                  =================================================================

  84 Base Overcollateralization Required                                                                       16,331,152.49
  85 Required Overcollateralization Amount                                                                     16,331,152.49

     CURRENT MONTH SUBORDINATED AMOUNT                             Beg. of Month          Current Month         End of Month
                                                                  -----------------------------------------------------------------

  86 Original Subordinated Amount                                  33,741,821.84             N/A               33,741,821.84
  87 Less: Cumulative Realized Losses (excluding
         Permanent Buydown Companion Loans)                            20,065.31             45,700.00             65,765.31
  88 Plus: Cumulative Additional Proceeds                                   0.00                  0.00                  0.00
                                                                  -----------------------------------------------------------------
  89 Current Subordinated Amount                                   33,721,756.53                               33,676,056.53
                                                                  =================================================================

     NONRECOVERABLE ADVANCE RECONCILIATION

  90 Beginning of Month                                                                           0.00
  91 Current Month Unpaid Nonrecoverable Advance                                              5,460.91
  92 Less: Current Month Reimbursement                                                            0.00
                                                                                      ----------------
  93 End of Month                                                                             5,460.91
-----------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF FEBRUARY 1, 1999 SUPERIOR BANK - FSB SERVICING DIVISION
         REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-1
              GROUP 1 FOR DECEMBER 27, 1999, THE REMITTANCE DATE.

                           DUE PERIOD ENDED: DECEMBER 1, 1999


--------------------------------------------------------------------------------
                                                                      CLASS
                                                    TOTAL               A1
                                              ----------------------------------

  94 Total Class Principal - Original Pool    $275,000,000.00    $275,000,000.00
  95 Interest Remittance Amount                  1,278,114.54       1,278,114.54
  96 Interest Rate Factor / 1000                     4.647689           4.647689

  97 Total Principal Collections                 4,031,613.49       4,031,613.49
  98 Prefunding Account Transfer                         0.00               0.00
  99 Additional Principal Reduction                814,343.25         814,343.25
                                              ----------------------------------
 100 Principal Remittance Amount                 4,845,956.74       4,845,956.74
 101 Principal Payment Factor/1000                  17.621661          17.621661
 102 Principal Factor                              871.740483         871.740483

 103 Prior Month Principal Factor                  889.362144         889.362144

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE

                                 1999-1 GROUP 2

 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
  OF FEBRUARY 1, 1999 AND THE INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999,
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
               INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR
                    DECEMBER 27, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: DECEMBER 1, 1999
--------------------------------------------------------------------------------

   1 Total Actual Principal Collections                             7,854,951.76
   2 Total Actual Interest Collections                              1,811,697.11
   3     Less: Service Fees Previously Remitted                       113,334.83
   4 Additional Proceeds
                                                               -----------------
   5     Total Collections:                                         9,553,314.04

     Monthly Advance

   6     Interest Advance                                              82,881.91
   7     Compensating Interest                                         30,922.82
   8     Amounts Held for Future Distributions                              0.00
   9 Reserve Withdrawal Per Sec. 6.08 VII                                   0.00
                                                               -----------------
  10 Available Remittance Amount:                                   9,667,118.77

  11     Less: Expense Account Deposit                                  1,692.45
  12     Cross Collateral Deposit                                           0.00
                                                               -----------------
  13 Adjusted Remittance Amount:                                    9,665,426.32

     Remaining Amount Available:

  14     Adjusted Remittance Amount                                 9,665,426.32
  15     Insured Payments                                                   0.00
  16           Monthly Premium @ 20 bp
                  due Certificate Insurer                              33,845.85
  17     Class Remittance Amounts                                   9,631,580.47
  18     Cross Collateral Withdrawal                                        0.00
  19     Non-Recoverable Advances not
              Previously Reimbursed                                         0.00
                                                               -----------------
  20 Total Remaining Amount Available:                                      0.00
                                                               =================

     Amount of Reimbursements Pursuant to Sec. 5.04

  21     Servicing Fee                                                      0.00
  22     Monthly Advances and Servicer Advances                             0.00
  23     Other Mortgage Payments                                            0.00
  24     Interest Earned on P&I Deposits                                    0.00
  25     Additional Servicing Compensation                                  0.00
--------------------------------------------------------------------------------


                                                     ALLIANCE FUNDING COMPANY
                                             BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                        DESIGNATED SERVICER
                                                       SERVICERS CERTIFICATE

                                                          1999-1 GROUP 2

                          IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
                           OF FEBRUARY 1, 1999 AND THE INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999,
                                   SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                                        INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR
                                              DECEMBER 27, 1999, THE REMITTANCE DATE.

                                                DUE PERIOD ENDED: DECEMBER 1, 1999
----------------------------------------------------------------------------------------------------------------------------
                                                                        TOTAL                   CLASS 2-A            CLASS R
                                                                        -----                   ---------            -------
26             Number of Loans        - BOM                                 2202
27     Original Principal Balance                                 222,548,474.32             222,548,474.32
28     Additional Principal Reduction, LTD                         11,540,833.68              11,540,833.68
29     Realized Losses, LTD                                            19,165.80                  19,165.80
30     Carryforward Amount                                                  0.00                       0.00
31     Aggregate Unpaid Principal Balance of Delinquent
          Loans Repurchased per Sec. 5.11                                   0.00                       0.00
                                                                  ----------------------------------------------
32     Opening Class Principal Balance                            211,026,806.44             211,026,806.44
33               Pool Factor per Loan Balance                        89.0193897%                89.0193897%
34               Pool Factor per Class Balance                       84.4107226%                84.4107226%
35     Excess Spread                                                        0.00                                        0.00
36     Additional Principal due Class A                               692,002.22                 692,002.22
37     Cross Collateral Deposit                                             0.00                       0.00
38     Cross Collateral Withdrawal                                          0.00                       0.00             0.00
39     Interest Remittance                                          1,084,626.49               1,084,626.49
40     Available Funds Cap Carry Forward                                    0.00                       0.00
                  Distribution (see schedule C)

       PRINCIPAL REDUCTIONS:

41               Prepayments - Number                                         57                         57
42               Prepayments - Dollar                               6,895,144.73               6,895,144.73
43               Delinquent Loans Repurchased - Number                         0                          0
44               Delinquent Loans Repurchased - Dollar                      0.00                       0.00
45               Net Liquidation Proceeds                             462,967.50                 462,967.50
46               Curtailments                                         396,803.70                 396,803.70
47               Normal and Excess Payments                           100,035.83                 100,035.83
                                                              --------------------------------------------------------------
48     Total Principal Remittance                                   7,854,951.76               7,854,951.76
49     Additional Principal Reduction                                 692,002.22                 692,002.22
                                                              --------------------------------------------------------------
50     Total Remittance                                             9,631,580.47               9,631,580.47             0.00
                                                              ==============================================================
51     Carryforward Amount                                                  0.00
52     Current Month Realized Loss - Number                                    4                                           4
53     Current Month Realized Loss - Dollar                            77,589.25                                   77,589.25

       CLASS PRINCIPAL BALANCE - EOM
54               Number of Loans                                  #         2141
55     Closing Loan Balance                                       214,615,933.31             214,615,933.31
56     Additional Principal Reduction, LTD                         12,232,835.90              12,232,835.90
57     Realized Losses, LTD                                            96,755.05                  96,755.05
58     Carryforward Amount                                                  0.00                       0.00
59     Aggregate Unpaid Principal Balance of Delinquent
          Loans Repurchased per Sec. 5.11                                   0.00                       0.00
                                                              ----------------------------------------------
60     Closing Class Principal Balance                            202,479,852.46             202,479,852.46
61               Pool Factor per Loan Balance                        85.8463733%                85.8463733%
62               Pool Factor per Class Balance                       80.9919410%                80.9919410%
-----------------------------------------------------------------------------------------------------------


                                                     ALLIANCE FUNDING COMPANY
                                             BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                        DESIGNATED SERVICER
                                                       SERVICERS CERTIFICATE

                                                          1999-1 GROUP 2

                          IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
                           OF FEBRUARY 1, 1999 AND THE INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999,
                                   SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                                        INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR
                                              DECEMBER 27, 1999, THE REMITTANCE DATE.

                                                DUE PERIOD ENDED: DECEMBER 1, 1999
----------------------------------------------------------------------------------------------------------------------------------

                                                                         TOTAL                CLASS A1
                                                                         -----                --------
63     Weighted Note Rate - This Remittance:                           10.41557%
64     Weighted Note Rate - Next Remittance:                           10.42013%

65     Available Cap Carry Forward Amount - This Remittance:               0.00
                                     (see schedule C)

66     Pass-Through Rate:                                               5.96875%               5.96875%

67     Related Remittance Period:                                      26-Nov-99                thru               26-Dec 99
68     Days in Related Period:                                            31

69     Weighted Average Remaining Term                                  348.43

70     Original Pool - Principal Balance                          156,587,131.22         156,587,131.22
71     Original Pool - Pre-Funding Account Balance                 97,477,909.43          97,477,909.43
72     Original Pool - Initial Overcollateralization                4,065,040.65           4,065,040.65
                                                              ---------------------------------------------
73     Original Pool - Class Principal Balance                    250,000,000.00         250,000,000.00
74     Original Pool - Number of Loans                                1490

----------------------------------------------------------------------------------------------------------------------------

       CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                                              Beginning of Month          Current Month         End of Month
                                                              --------------------------------------------------------------
75     Initial Overcollateralization                               11,540,833.68             692,002.22        12,232,835.90
76     Cross Collateral Deposits, LTD                                       0.00                   0.00                 0.00
77     Less:  Realized Losses, LTD                                     19,165.80              77,589.25            96,755.05
                                                              --------------------------------------------------------------
78     Overcollateralization of Principal                          11,521,667.88             614,412.97        12,136,080.85
                                                              ==============================================================

79     Base Overcollateralization Requirement                                                                  13,846,544.72
80     Required Overcollateralization                                                                          13,846,544.72

       CURRENT MONTH SUBORDINATED AMOUNT                      Beginning of Month          Current Month         End of Month
                                                              --------------------------------------------------------------

81     Original Subordinated Amount                                30,360,772.36                 N/A           30,360,772.36
82     Less: Cumulative Realized Losses                                19,165.80              77,589.25            96,755.05
83     Plus: Cumulative Additional Proceeds                                 0.00                   0.00                 0.00
                                                              --------------------------------------------------------------
84     Current Subordinated Amount                                 30,341,606.56                               30,264,017.31
                                                              ==============================================================

       NONRECOVERABLE ADVANCE RECONCILIATION

85     Beginning of Month                                                   0.00
86     Current Month Nonrecoverable Advance                                 0.00
87     Less: Current Month Reimbursment                                     0.00
                                                              ------------------
88     End of Month                                                         0.00
                                                              ==================


----------------------------------------------------------------------------------------------------------------------------

                                                           Page 3 of 4

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE

                                 1999-1 GROUP 2

 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
  OF FEBRUARY 1, 1999 AND THE INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999,
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
               INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR
                     DECEMBER 27, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: DECEMBER 1, 1999

--------------------------------------------------------------------------------
                                                                       CLASS
                                                                         A1
                                               ---------------------------------

89     Total Class Principal - Original Pool   $250,000,000.00   $250,000,000.00
90     Interest Remittance Amount                 1,084,626.49      1,084,626.49
91     Interest Rate Factor / 1000                    4.338506          4.338506

92     Total Principal Collections                7,854,951.76      7,854,951.76
93     Prefunding Account Transfer                        0.00              0.00
94     Additional Principal Reduction               692,002.22        692,002.22
                                               ---------------------------------
95     Principal Remittance Amount                8,546,953.98      8,546,953.98
96     Principal Payment Factor/1000                 34.187816         34.187816
97     Principal Factor                             809.919409        809.919410

98     Prior Month Principal Factor                 844.107225        844.107225

--------------------------------------------------------------------------------

                                  Page 4 of 4